                                                                   EXHIBIT 10.59


                                  ALL SECTIONS MARKED WITH TWO ASTERISKS ("* *")
                                      REFLECT PORTIONS WHICH HAVE BEEN REDACTED.
                                THE UNREDACTED EXHIBIT HAS BEEN FILED SEPARATELY
                                  WITH THE SECURITIES AND EXCHANGE COMMISSION AS
                                    PART OF A REQUEST FOR CONFIDENTIAL TREATMENT





                                 BY AND BETWEEN


                           MGI INTERNATIONAL LIMITED

                                   ("SELLER")

                                      AND

                                 MARBLE LIMITED

                                   ("BUYER")


                         DATED AS OF FEBRUARY 18, 1998

                         EXHIBIT INDEX
                         -------------

EXHIBIT 1.1(a)      LIST OF ORDERS

EXHIBIT 1.1(b)      LIST OF FURNITURE, FIXTURES AND EQUIPMENT

EXHIBIT 1.1(c)      LIST OF INVENTORY

EXHIBIT 1.4-1       FORM OF PROMISSORY NOTE 1

EXHIBIT 1.4-2       FORM OF NOTE 1 LETTER OF CREDIT

EXHIBIT 1.4-3       FORM OF PROMISSORY NOTE 2

EXHIBIT 1.4-4       FORM OF NOTE 2 LETTER OF CREDIT

EXHIBIT 1.5(b)      DETERMINATION OF GROSS MARGIN

EXHIBIT 1.5(c)      DISPUTE RESOLUTION PROCEDURES

EXHIBIT 1.7         PURCHASE PRICE ALLOCATION

EXHIBIT 7.4(b)      FORM OF NONCOMPETITION AGREEMENT



                    ALL SCHEDULES AND EXHIBITS HAVE BEEN OMITTED. ANY OMITTED SCHEDULE OR EXHIBIT WILL BE FURNISHED SUPPLEMENTALLY TO THE SECURITIES AND EXCHANGE COMMISSION UPON REQUEST.

                            ASSET PURCHASE AGREEMENT
                            ------------------------


          THIS ASSET PURCHASE AGREEMENT (this "Agreement") is entered into as of February 18, 1998 by and between MARBLE LIMITED, a Hong Kong Corporation ("Buyer"), an indirect wholly-owned subsidiary of TARRANT APPAREL GROUP, a California corporation ("TAG"), and MGI INTERNATIONAL LIMITED, a Turks and Caicos corporation ("Seller").


                                    RECITALS
                                    --------

          A. Seller is in the business of designing, developing and manufacturing men's apparel, including knit and woven tops, shirts and outerwear (including jackets) for national chain department stores, including J.C. Penney and Goody's (the "Business").

          B. Seller desires to sell, and Buyer desires to purchase, the Business and, in connection therewith, Buyer shall assume certain obligations and liabilities related to the Business, in accordance with the terms and conditions set forth in this Agreement.

          C. Upon consummation of the transactions contemplated hereby, Buyer shall establish the New Division (as hereinafter defined).

          D. All negotiations with respect to this Agreement and the consummation of the transactions contemplated hereby have occurred and shall occur outside Hong Kong.

          E. Seller intends to cease carrying on the Business immediately following consummation of the transactions contemplated hereby.

                                   AGREEMENT
                                   ---------

          NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereby agree as follows:

                                   ARTICLE 1
                                   ---------

                          SALE AND PURCHASE OF ASSETS
                          ---------------------------

          1.1  Sale and Purchase of Assets.  Subject to the terms and conditions
               ---------------------------
set forth in this Agreement, on the Closing Date (as hereinafter defined), Seller hereby agrees to sell, convey, transfer, assign and deliver to Buyer, and Buyer hereby agrees to purchase from Seller, only the following:

          (i) all of Seller's rights under orders pending at the close of business on the day before the Closing Date or arising thereafter ("Orders") including, but not limited to, those forth on Exhibit 1.1(a) hereto (which
                                              --------------
exhibit shall be updated through the Closing Date to reflect new orders that have been shipped and a revised Exhibit 1.1(a) shall be delivered by Seller at
                                --------------
the Closing which shall show all Orders pending at the time of Closing (the "Closing Date Orders Schedule");

          (ii) all of Seller's furniture, fixtures, equipment, computers and other personal property used in connection with the business of Seller including, but not limited to, those set forth on Exhibit 1.1(b) hereto ("FFE");
                                                  --------------

          (iii) any inventory for Orders that is on hand at time of Closing as described on Exhibit 1.1(c) hereto, including work in process (the "Inventory"),
             --------------
which schedule shall be delivered by Seller to Buyer no later than three (3) business days immediately preceding the Closing Date;

          (iv) all of Seller's rights under the Vendor Orders (as hereinafter defined);

          (v) Seller's books and records directly related to the Orders, the FFE, the Inventory and the Vendor Orders;

The assets set forth in the preceding subparagraphs (i) through (v) are referred to collectively hereinafter as the "Assets."

          1.2   Excluded Assets.  Notwithstanding anything contained herein to
                ---------------
the contrary, the Assets shall not include any other assets of Seller (including, but not limited to, the "Handcuffs" license (the "License"), orders or inventory related thereto or other assets directly related thereto) (the "Excluded Assets"). The Excluded Assets are specifically excluded from the Assets and shall be retained by Seller.

          1.3  Assumption of Liabilities.
               -------------------------

               (a) Assumed Liabilities.  Upon the terms and subject to the
                   -------------------
conditions contained herein, at the Closing Date, Buyer shall assume all of the following obligations of Seller (other than obligations which are then payable or as to which Seller is then in default on the Closing Date) (collectively, the "Assumed Liabilities"): (i) the obligations of Seller to perform the Orders, and
(ii) the obligations of Seller under orders submitted by Seller to third parties in order to fulfill Seller's obligations under the Orders (the "Vendor Orders"). Except as otherwise expressly provided in this Section 1.3(a), Buyer shall acquire the Assets free and clear of all liens, claims, charges, encumbrances, liabilities, obligations and debts, known or unknown, absolute, contingent, accrued or otherwise, including, but not limited to:

                   (A) any liability, responsibility or obligation with respect to the employment prior to the Closing Date or termination of employment by Seller of its employees;

                   (B) except as provided in Section 1.9 below, liabilities for taxes of any kind, whether federal, state, local or foreign, including, but not limited to, interest, additions to tax or penalties applicable thereto with respect to the operation of Seller's business or the transactions contemplated hereby;

                   (C) any liability for claims with respect to accidents or occurrences with respect to the operation of Seller's business or any product liability claims or injuries, property damage or other losses arising with respect to products sold or services provided by Seller with respect thereto;

                   (D) any liabilities for any chargebacks or returns by any customer of Seller for products sold by Seller;

                   (E) any liability for any default in the performance of or breach of any contract, agreement or commitment of Seller prior to the Closing Date; and

                   (F) any and all liability arising out of or in connection with any litigation.

          (b) Copies of Orders, Vendor Orders, Invoices for Inventory.  At least
              -------------------------------------------------------
three (3) business days prior to the Closing, Seller will provide Buyer with copies of the Orders (the "Orders Copies"), the Vendor Orders ("Vendor Orders Copies") and invoices (the "Inventory Copies") documenting the Inventory Amount (as hereinafter defined).

                 (c) Factory Rating.  Upon the execution of this Agreement,
                     --------------
Seller shall provide Buyer with copies which are in Seller's possession of the factory ratings (the "Factory Ratings Copies") of J.C. Penney Company, Inc. ("JCP") for such of the Factories (as hereinafter defined) as to which the Factory Ratings Copies relate.

          1.4    Purchase Price and Other Payments at Closing.
                 --------------------------------------------

                 (a) Assets and Assumed Liabilities.  The purchase price
                   ------------------------------
("Purchase Price") for the Assets shall be:

          (i) U.S.$5,050,000 payable as follows: (A) $4,550,000 in cash (by wire transfer) to Seller at the Closing, (B) a promissory note substantially in the form of Exhibit 1.4-1 hereto delivered at the
                                       -------------
          Closing in the principal amount of $300,000 bearing interest at a per annum rate of seven percent (7%), with principal and accrued interest due on or before July 31, 1998 ("Note 1"), secured by an irrevocable letter of credit in favor of Seller (the "Note 1 Letter of Credit"), payable upon presentment, from an institution and in a form satisfactory to Seller and containing the draw provisions set forth on
          Exhibit 1.4-2 hereto, and (C) a promissory note substantially in the
          -------------
          form of Exhibit 1.4-3 hereto delivered at the Closing in the principal
                  -------------
          amount of $200,000 bearing interest at a per annum rate of seven percent (7%), with principal and accrued interest due on or before July 31, 1998 ("Note 2"), secured by an irrevocable letter of credit in favor of Seller (the "Note 2 Letter of Credit"), payable upon presentment, from an institution and in a form satisfactory to Seller and containing the draw provisions set forth on Exhibit 1.4-4 hereto;
                                                          -------------

          (ii) an amount (the "Inventory Amount") equal to Seller's cost of the Inventory payable in cash (by wire transfer) at the Closing; and

          (iii) the assumption of the Assumed Liabilities.

                 (b) Offset Right.  Note 2 shall be subject to a right of
                     ------------
offset solely for any liability incurred by Buyer as a result of chargebacks or returns with respect to goods shipped by Seller prior to the Closing.

                 (c) Escrow.  In the event that the terms of the Note 1 Letter
                     ------
of Credit and/or Note 2 Letter of Credit as set forth herein are not acceptable to the institution requested to deliver the same or such institution imposes conditions which are not consistent with the effect intended therefor as set forth in this Agreement (including, without limitation, Exhibit 1.4-2 and/or
                                                        -------------
Exhibit 1.4-4), the parties hereby agree to enter into an escrow agreement
--------------
containing the terms and conditions set forth herein and establish an escrow for the purpose of administering the rights and obligations of the parties as provided herein.

          1.5  Purchase Price Adjustment.
               -------------------------

               (a) General.  The Purchase Price shall be adjusted ("Purchase
                   -------
Price Adjustment") upward in an amount equal to two percent (2%) of all orders accepted by the New Division for delivery during the period of January 1, 1999 through December 31, 1999 provided that the orders for the New Division that exist on March 1, 1999 and have been shipped from January 1, 1999 through such date (excluding the Orders) shall reflect (i) an average gross margin of at least [ * * ] (the "Percentage Threshold"), and (ii) a total gross profit of at least [ * * ] (the "Dollar Threshold").

               (b) Procedures for Determining Purchase Price Adjustment.
                   ----------------------------------------------------

                   (i) All determinations of average gross margins and total gross profits shall be made in a manner consistent with the determinations of gross margins and gross profits previously used by Seller and set forth on
Exhibit 1.5(b) hereto.
--------------

                   (ii) Marshall Gobuty ("Gobuty") shall be entitled to determine which orders the New Division accepts for calendar year 1999. In the event any orders are accepted without Gobuty's approval, such orders shall be included in the determination of the amount of total gross profit for purposes of calculating whether the Dollar Threshold has been satisfied but shall be excluded in determining average gross margin for purposes of calculating whether the Percentage Threshold has been satisfied.

ALL SECTIONS MARKED WITH TWO ASTERISKS ("* *") REFLECT PORTIONS WHICH HAVE BEEN REDACTED. THE UNREDACTED EXHIBIT HAS BEEN FILED SEPERATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF A REQUEST FOR CONFIDENTIAL TREATMENT

                 (iii) For purposes of determining the Purchase Price Adjustment, all orders received from JCP and Goody's Family Clothing, Inc. ("Goody's") following the Closing shall be credited to the New Division.


                 (iv) For purposes of determining whether an order has been scheduled for delivery in the period from January 1, 1999 through December 31, 1999, the initial scheduled delivery date shall be used for such purpose notwithstanding any postponement or delay of the actual delivery date to a date later than December 31, 1999.

                 (v) Any sales relating to the Orders acquired by Buyer pursuant to this Agreement shall not be included in the determination of Purchase Price Adjustment.

                 (vi) The Purchase Price Adjustment shall be paid quarterly within 45 days after the end of each quarter in which such sales are invoiced, less returns, allowances, discounts or markdowns related to previous invoices, commencing with the quarter ending March 31, 1999, in installments equal to the amounts so invoiced until the Purchase Price Adjustment is paid in full. Any payments of Purchase Price Adjustment due to Seller and not timely paid shall bear interest at the rate of seven percent (7%) per annum.

             (c) Returns; Chargebacks.  In the event Buyer has paid Seller any
                 --------------------
amount as a Purchase Price Adjustment and there occurs thereafter any returns or chargebacks with respect to the goods as to which such Purchase Price Adjustment was determined and no adjustment has been made as provided for in Section 1.5(b)(vi) above, Seller shall promptly reimburse Buyer for the amount of Purchase Price Adjustment relating to such returns and chargebacks following written notice thereof by Buyer to Seller. Any dispute with respect to the foregoing shall be resolved pursuant to the dispute resolution procedures of
Exhibit 1.5(c) hereto.
--------------

             1.6  Payment of Purchase Price.  At the Closing, Buyer shall pay
                  -------------------------
the Purchase Price (including the Inventory Amount) to Seller in U.S. dollars by wire transfer of immediately available funds to an account or accounts designated by Seller.

             1.7  Allocation of Purchase Price and Purchase Price Adjustment.
                  ----------------------------------------------------------
The Purchase Price shall be allocated among the Assets as set forth on Exhibit
                                                                       -------
1.7 hereto. Seller and Buyer shall so allocate the Purchase Price and shall
---
allocate the Purchase

Price Adjustment to the Orders on all tax returns filed by them and shall not take any position on any tax return inconsistent with such allocation.

             1.8  [Intentionally Omitted]

             1.9  Transfer Taxes.  All transfer taxes which may be payable as a
                  --------------
result of the transactions contemplated hereby shall be paid by Seller.


                                   ARTICLE 2
                                   ---------

                                    CLOSING
                                    -------

             2.1  Closing Date.  The closing of the transactions provided for
                  ------------
herein shall take place at the offices of Manatt, Phelps & Phillips LLP, 11355
W. Olympic Boulevard, Los Angeles, California, at 10:00 a.m. on February 23, 1998, or at such other place, time or date as to which the parties may mutually agree in writing, such date being referred to herein as the "Closing Date" or the "Closing;" provided, however, that the Closing shall not occur until after each of the conditions set forth in Articles 7 and 8 hereto have been materially satisfied or waived by the relevant party.

             2.2  Transfer of Possession.  On the Closing Date, Seller,
                  ----------------------
through its officers, agents and employees, will put Buyer into full possession of the Assets.

             2.3  Instruments of Transfer and Assumption.
                  --------------------------------------

                  (a) At the Closing, Seller will execute and deliver to Buyer:

                      (i) a Bill of Sale in form and substance satisfactory to the parties (the "Bill of Sale"); and

                      (ii) an Assumption of Liabilities Agreement in form and substance satisfactory to the parties evidencing Buyer's assumption of the Assumed Liabilities (the "Assumption of Liabilities Agreement").

                  (b) From time to time after the Closing, Seller shall execute and provide such other endorsements, assignments, assumptions and other instruments of transfer in form and substance reasonably satisfactory to Buyer, in each case, with such other appropriate instruments of title and consents of third parties, reasonably necessary to effectively transfer the Assets and the Assumed Liabilities.

          2.4  Other Matters.  On the Closing Date, each of the Ancillary
               -------------
Agreements (as hereinafter defined) shall be executed and delivered by the parties thereto, and Buyer and Seller shall deliver the certificates and other matters described in Articles 7 and 8.


                                   ARTICLE 3
                                   ---------

                    REPRESENTATIONS AND WARRANTIES OF SELLER
                    ----------------------------------------

          Seller hereby represents and warrants to Buyer as set forth in this
Article 3. All representations and warranties made by Seller with respect to the transactions contemplated hereby shall be limited exclusively to the representations and warranties set forth in this Article 3 and no other representations and warranties of Seller or its shareholders, officers, directors and agents shall be deemed to be made or to have been made in connection therewith.

          3.1  Ownership of Assets; Inventory.  Seller has valid title to the
               ------------------------------
Assets, including work-in-progress inventory, if any, free and clear of any liens, encumbrances, claims and demands whatsoever. The Orders constitute valid and binding orders received by Seller in the ordinary course of its business. The Inventory is merchantable and fit for the purpose for which it was manufactured and subject to open orders which can be timely consummated.

          3.2  Authorization of Transaction.  Seller has full power and
               ----------------------------
authority to execute and deliver this Agreement and each Ancillary Agreement to which it is a party and to perform its obligations hereunder and thereunder. This Agreement and each Ancillary Agreement to which it is a party constitute the valid and legally binding obligations of Seller, enforceable against Seller in accordance with its respective terms and conditions. Except with respect to the Orders, Seller need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any third party, including without limitation, any government or governmental agency in order to consummate the transactions contemplated by this Agreement or any Ancillary Agreement.

          3.3  No Conflicts with Agreements and Laws.  Neither the execution and
               -------------------------------------
the delivery of this Agreement or any Ancillary Agreement, nor the consummation of the transactions contemplated hereby or thereby, will conflict with, result in a breach of or constitute a default under any material agreement or any statute, order, judgment, writ, injunction, decree, rule or regulation to which Seller is a party or by which it is bound or to which any of its assets is subject.

          3.4  [Intentionally Omitted]

          3.5. Litigation. Seller (i) is not subject to any outstanding
               ----------
injunction, judgment, order, decree, ruling, or charge and (ii) is not a party and, to the knowledge of Seller, is not threatened to be made a party to, any action, suit, proceeding, hearing, or investigation of, in, or before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator.

          3.6  Legal Compliance.   To Seller's knowledge, Seller has complied
               -----------------
with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state, local, and foreign governments (and all agencies thereof), except where the failure to comply would not have a material adverse effect on the Assets, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against any of them alleging any failure so to comply.

          3.7  Copies.  The Orders Copies, the Vendor Orders Copies and the
               ------
Inventory Copies will be, when delivered pursuant to Section 1.3(a) above, true and correct in all material respects. The Factory Ratings Copies are in the form as provided to Seller by JCP.

          3.8  Amount of Orders.  Seller represents that it and its affiliate
               ----------------
has received orders to be shipped after the date of Closing but prior to December 31, 1998 aggregating at least [* *] at average gross margins aggregating at least [* *] (it being understood that all determinations of average gross margins shall be made in a manner consistent with Exhibit 1.5(b)
                                                                --------------
hereto). The foregoing shall not be deemed to constitute a guarantee in any way that the amounts set forth in the preceding sentence shall in fact be achieved after the Closing, and Seller shall have no liability hereunder, and Buyer expressly waives any claim against Buyer, if such amounts ultimately are not achieved.

ALL SECTIONS MARKED WITH TWO ASTERISKS ("* *") REFLECT PORTIONS WHICH HAVE BEEN REDACTED. THE UNREDACTED EXHIBIT HAS BEEN FILED SEPERATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF A REQUEST FOR CONFIDENTIAL TREATMENT

                                   ARTICLE 4
                                   ---------

                    REPRESENTATIONS AND WARRANTIES OF BUYER
                    ---------------------------------------

          Buyer hereby represents and warrants to Seller as set forth in this
Article 4. All representations and warranties made by Buyer with respect to the transactions contemplated hereby shall be limited exclusively to the representations and warranties set forth in this Article 4 and no other representations and warranties of Buyer or its shareholders, officers, directors and agents shall be deemed to be made or to have been made in connection therewith.

          4.1  Authorization of Transaction.  Buyer has full power and authority
               ----------------------------
to execute and deliver this Agreement and each Ancillary Agreement to which it is a party and to perform its obligations hereunder and thereunder. This Agreement and each Ancillary Agreement to which it is a party constitute the valid and legally binding obligations of Buyer, enforceable against Buyer in accordance with their respective terms and conditions. Buyer need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any third party, including without limitation, any government or governmental agency in order to consummate the transactions contemplated by this Agreement or any Ancillary Agreement.

          4.2. No Conflicts with Agreements and Laws.  Neither the execution and
               -------------------------------------
the delivery of this Agreement or any Ancillary Agreement, nor the consummation of the transactions contemplated hereby or thereby, will conflict with, result in a breach of or constitute a default under any material agreement or any statute, order, judgment, writ, injunction, decree, rule or regulation to which Buyer is a party or by which it is bound or to which any of its assets is subject.


                                   ARTICLE 5
                                   ---------

                       COVENANTS AND AGREEMENTS OF SELLER
                       ----------------------------------

          5.1  Conduct of Business.  During the period from the date hereof
               -------------------
until the Closing, Seller shall use commercially reasonable efforts to conduct the business of Seller only in the ordinary course consistent with past practice except as contemplated by this Agreement.

          5.2    Conditions.  Seller agrees that from the date hereof to the
                 ----------
Closing Date it will use commercially reasonable efforts:

               (a) To satisfy the conditions precedent to consummation of the transactions contemplated by this Agreement to the extent they are to be performed by it, its agents or representatives.

               (b) To cooperate with Buyer to obtain any consents required to be obtained by Buyer pursuant to this Agreement.

               (c) To obtain the consents required to be obtained by Seller pursuant to this Agreement.

               (d) To fulfill all pending orders in the ordinary course of business consistent with past practice.

          5.3  Corporate Examinations and Investigations.
               -----------------------------------------

               (a) General.  Buyer and its authorized representatives shall be
                   -------
permitted to conduct a business review of Seller, its business, assets and prospects, subject to Seller's cooperation as set forth below and the provisions of the Confidentiality Agreement dated February 5, 1998, as amended from time to time (as amended, the "Confidentiality Agreement"). Subject to the Confidentiality Agreement, Seller shall cooperate with Buyer's due diligence review and shall afford Buyer and its representatives reasonable access to the books, records, employees, agents and properties of Seller to enable Buyer to make such investigations, audits or appraisals as it deems necessary or advisable in connection with the transactions contemplated hereby. As part of its due diligence investigation, Buyer shall be permitted to contact JCP and Goody's prior to Closing, subject to Seller's prior reasonable approval as to the timing and manner of such contacts.

               (b) Factories.   Following the execution of the Agreement and
                   ---------
as a condition to Closing, Seller will provide Buyer with a list of the factories used by Seller (the "Factories"). In the event the transactions contemplated hereby are not consummated for any reason whatsoever, for a period of two years after the date hereof, Buyer agrees (i) to keep confidential and not to disclose to any party without Seller's prior written consent, which may be withheld in its sole and absolute discretion, the identity of the Factories,
(ii) not to enter into any business relationships with the Factories or otherwise use the Factories for the benefit of the Buyer, and (iii) not to, directly or indirectly, solicit any contractual counterparty (which shall not be deemed to include a customer or client) of Seller (other than a Factory with which Buyer has had business relationships prior to the date hereof).

          5.4  Further Assurances.  Seller shall execute such documents and
               ------------------
other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby (including, without limitation, the establishment of new vendor identification numbers and the transfer of the Orders to Buyer). Seller shall use its best efforts to fulfill or obtain the fulfillment of the conditions to the Closing as promptly as practicable.

          5.5  [Intentionally Omitted]

          5.6  Orderly Transition.  Following Closing, Seller shall cooperate
               ------------------
with Buyer to effect an orderly transition of employees to other facilities and as otherwise Buyer may deem to be necessary or desirable.

          5.7  Return of Buyer Funds.  In the event following the Closing any
               ---------------------
funds intended for the benefit of Buyer are paid to or received by Seller, Seller shall promptly pay or forward such funds to Buyer within five (5) days of receipt thereof.


                                   ARTICLE 6
                                   ---------

                       COVENANTS AND AGREEMENTS OF BUYER
                       ---------------------------------

          6.1  Conditions.  Buyer agrees that from the date hereof to the
               ----------
Closing Date, it will use commercially reasonable efforts:

               (a) To satisfy the conditions precedent to consummation of the transactions contemplated by this Agreement to the extent they are to be performed by it, its agents or representatives.

               (b) To cooperate with Seller to obtain any consents required to be obtained by Seller pursuant to this Agreement.

               (c) To obtain the consents required to be obtained by Buyer pursuant to this Agreement.

          6.2  Further Assurances.  Buyer shall execute such documents and
               ------------------
other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby. Buyer shall use its best efforts to fulfill or obtain the fulfillment of the conditions to the Closing as promptly as practicable.

          6.3    Records.  After the Closing, the New Division shall maintain,
                 -------
and Buyer shall cause the New Division to maintain, all books and records in an orderly and businesslike fashion and shall permit Seller to have reasonable access at Seller's expense to such books, records and data of which Seller has no copy in connection with the preparation of Seller's financial reports, tax returns, tax audits, the defense or prosecution of litigation (including arbitration), or any other reasonable need of Seller to consult such records and data in order to satisfy their obligations herein. Such information shall be deemed to be Buyer's Confidential Information (as defined in the Confidentiality Agreement) and Seller shall be deemed to be a Receiving Party (as defined in the Confidentiality Agreement) and bound by the obligations applicable to a Receiving Party with respect thereto.

          6.4  [Intentionally Omitted]

          6.5  Orderly Transition.  Following Closing, Buyer shall cooperate
               ------------------
with Seller to effect an orderly transition of employees to other facilities and as otherwise Buyer may deem to be necessary or desirable.

          6.6  [Intentionally Omitted]

          6.7  Pre-Closing Profits.  Buyer agrees that all profits earned by
               -------------------
Seller with respect to sales consummated by Seller prior to the Closing (including, but not limited to, sales with respect to the License) are for the benefit of Seller and shall be retained by Seller following the Closing.

          6.8  New Division.  Upon consummation of the transactions contemplated
               ------------
hereby, Buyer and its affiliates shall establish the New Division for the purpose of conducting business with JCP and Goody's and their respective affiliates, successors and assigns and all such business shall be engaged in by Buyer, its affiliates and successors, through the New Division at least through December 31, 1999. Despite the foregoing, for purposes of Section 1.5 above, all such business shall be deemed to be conducted by the New Division thereafter.

          6.9  Employee Matters.  Upon Closing, Seller shall terminate all
               ----------------
Seller's employees and pay to them all accrued but unpaid wages, including vacation pay, and Buyer will offer to hire all Seller's employees on terms and conditions similar to their current employment. If at any time within three years following the Closing Buyer terminates any employee that accepts employment (other than Gobuty or Connie Fisher, Garrett Kam, Johnny Ku or Ronnie Lau (collectively, the "Senior Employees")) for any reason other than "cause" as defined in the employment agreements to be entered into with Buyer by Gobuty and the Senior Employees (as applicable to the subject employee, "Cause"), such employee shall receive a lump sum payment equal to [ * * ] salary then applicable to such employee for each full year of service with Seller or its predecessor, MGI (HK) Limited, prior to the Closing and with Buyer following the Closing with a minimum payment of [ * * ] salary. If at any time within three years following the Closing the employment of any such employee is terminated for any reason (except if such termination by Buyer is without Cause), such employee shall forego his or her rights to receive the severance benefits applicable to such employee as described above.

          6.10 Return of Seller Funds.  In the event following the Closing any
               ----------------------
funds intended for the benefit of Seller are paid to or received by Buyer, Buyer shall promptly pay or forward such funds to Seller within five (5) days of receipt thereof..


                                   ARTICLE 7
                                   ---------

                    CONDITIONS TO THE OBLIGATIONS OF SELLER
                    ---------------------------------------

          The obligation of Seller to enter into and complete the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived by it, to the extent permitted by law.

          7.1  Representations and Warranties True.  The representations and
               -----------------------------------
warranties of Buyer contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date as though made at and as of that date, except changes that occur as a result of the passage of time.

          7.2  Compliance with Covenants.  Buyer shall in all material respects
               -------------------------
have performed and complied with all terms, agreements, covenants and conditions of this Agreement to be performed or complied with by it on or prior to the Closing Date.


ALL SECTIONS MARKED WITH TWO ASTERISKS ("* *") REFLECT PORTIONS WHICH HAVE BEEN REDACTED. THE UNREDACTED EXHIBIT HAS BEEN FILED SEPERATELY WITH THE SECURITIES AND EXCHANGE COMISSION AS PART OF A REQUEST FOR CONFIDENTIAL TREATMENT

          7.3    Absence of Litigation.  No action, suit, or proceeding shall be
                 ---------------------
pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would prevent consummation of any of the transactions contemplated by this Agreement or cause any of the transactions contemplated by this Agreement to be rescinded following consummation.

          7.4  Payment of Purchase Price, Execution and Delivery of Ancillary
               --------------------------------------------------------------
Agreements.  Buyer shall have:
----------

          (a) made payment of the Purchase Price as provided herein, and

          (b) executed and delivered to each applicable counterparty (i) the Noncompetition Agreement substantially in the form of Exhibit 7.4(b) hereto (the
                                                      --------------
"Noncompetition Agreement"), (ii) Note 1 (together with the Note 1 Letter of Credit), (iii) Note 2 (together with the Note 2 Letter of Credit), (iv) the Bill of Sale, and (v) the Assumption of Liabilities Agreement. The agreements and documents referred to in this Section 7.4 are referred to collectively herein as the "Ancillary Agreements."

          7.5  No Public Announcement. There shall have occurred no public
               ----------------------
announcement or other disclosure by a party of the transactions contemplated hereby (other than as contemplated by this Agreement or to Buyer's professional advisors who are bound by a duty of confidentiality with respect thereto) without the prior written consent of the other party provided that this condition shall be deemed satisfied if such announcement or other disclosure is required to be made by Buyer under applicable securities laws except as a result of a breach of any provision of the Confidentiality Agreement by Buyer or Buyer's Representatives (as defined in the Confidentiality Agreement); provided
                                                                       --------
that solely for purposes of this Agreement, in determining whether there has been a breach of the Confidentiality Agreement under Section 6 thereof, any press release or announcement by Buyer or its affiliates with respect to the Transaction (as defined in the Confidentiality Agreement) shall be deemed a breach of Section 6 unless (i) Seller has provided its prior written consent thereto, or (ii) such press release or announcement was required as set forth in said Section 6 as a result of actions taken by any parties other than Buyer or Buyer's representatives.

                                   ARTICLE 8
                                   ---------

                     CONDITIONS TO THE OBLIGATIONS OF BUYER
                     --------------------------------------

          The obligation of Buyer to enter into and complete the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived by it, to the extent permitted by law.

          8.1  Representations and Covenants.  The representations and
               -----------------------------
warranties of Seller contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date as though made at and as of that date, except changes that occur as a result of the passage of time.

          8.2  Compliance with Covenants.  Seller shall in all material respects
               -------------------------
have performed and complied with all terms, agreements, covenants and conditions of this Agreement to be performed or complied with by it on or prior to the Closing Date.

          8.3    Absence of Litigation.  No action, suit, or proceeding shall be
                 ---------------------
pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would prevent consummation of any of the transactions contemplated by this Agreement or cause any of the transactions contemplated by this Agreement to be rescinded following consummation.

          8.4  Consents and Approvals.    All waivers, licenses, agreements,
               ----------------------
permits, consents, approvals or authorizations of third parties or governmental agencies or any modifications or amendments to existing agreements with third parties required to be obtained by Seller or Buyer (other than with respect to the Orders) shall have been obtained and shall be in full force and effect and without conditions or limitations which unreasonably restrict the ability of the parties hereto to carry out the transactions contemplated hereby and Buyer shall have been furnished with appropriate evidence, reasonably satisfactory to it and its counsel, of the granting of same. With respect to the Orders, Buyer shall have been furnished with the consents of JCP and Goody's to the transfer of the Orders.

          8.5    Due Diligence Review.  Buyer shall have conducted its due
                 --------------------
diligence review pursuant to Section 5.3(a) above and shall be reasonably satisfied (i) with respect to its review of the Orders, the Factories and the relationships with JCP and Goody's, and (ii) that there has been no breach of the representations and warranties or the pre-closing covenants of Seller made pursuant to this Agreement.

          8.6  Execution and Delivery of Ancillary Agreements.  Seller and the
               ----------------------------------------------
other parties to the Ancillary Agreements shall have executed and delivered to Buyer this Agreement and each Ancillary Agreement to which it is a party, and Seller shall deliver the Closing Date Orders Schedule, Orders Copies, the Vendor Orders Copies and the Inventory Copies.

          8.8  Gobuty Medical Examination.  At least three (3) business days
               --------------------------
prior to Closing, Buyer shall have received the results of a medical examination of Gobuty (the "Medical Examination"), which results shall reasonably demonstrate to Buyer that Gobuty will be capable of performing the duties under the Gobuty Employment Agreement.


                                   ARTICLE 9
                                   ---------

                   SURVIVAL OF REPRESENTATIONS AND WARRANTIES
                   ------------------------------------------

          9.1 All of the representations and warranties of the parties hereto shall expire one (1) year after the Closing Date and shall thereafter be of no force and effect. Subject to the preceding sentence, all representations, warranties, covenants and agreements of the parties hereto shall survive the Closing Date notwithstanding any investigations made by or on behalf of the parties.

                                  ARTICLE 10
                                  ----------

                                INDEMNIFICATION
                                ---------------

          10.1 Indemnification of Buyer.  Subject to the limitations set forth
               ------------------------
herein, Seller shall indemnify and hold Buyer harmless from, against, for and in respect of any and all damages, losses, settlement payments, obligations, liabilities, claims, costs and expenses (collectively, "Costs") incurred or paid by Buyer arising out of (i) the breach of any representation, warranty or covenant of Seller in this Agreement, (ii) any liability relating to the business of Seller or the transactions contemplated hereby other than an Assumed Liability, or (iii) any liability incurred by Buyer as a result of chargebacks or returns with respect to goods shipped by Seller prior to the Closing.

Notwithstanding the foregoing:

          (a) no indemnification shall be made with respect to any matter to the extent that insurance proceeds have been collected by Buyer with respect to such matter; and

          (b) the aggregate amount of actual amounts paid by Seller for breach of any representation, warranty or covenant of Seller in this Agreement shall not exceed the sum of the Purchase Price and the Purchase Price Adjustment (but only, in each such case, to the extent actually paid).

    10.2  Indemnification of Seller.  Subject to the limitations
          -------------------------
hereinafter set forth, Buyer shall indemnify and hold Seller harmless from, against, for and in respect of any and all Costs paid by Seller arising out of
(i) the breach of any representation, warranty or covenant of Buyer in this Agreement, (ii) the Assumed Liabilities, or (iii) the operation of the New Division following the Closing.

    10.3  Rules Regarding Indemnification.
          -------------------------------

          (a) The obligations and liabilities of each indemnifying party hereunder shall be subject to the following terms and conditions:

          (i) The indemnified party shall give prompt written notice to the indemnifying party of any claim which might give rise to a claim by the indemnified party against the indemnifying party based on the indemnity agreements contained in Sections 10.1 and 10.2 hereof, stating the nature and basis of said claims and the amounts thereof, to the extent known.

          (ii) In the event any action, suit or proceeding is brought against the indemnified party, with respect to which the indemnifying party may have liability under the indemnity agreements contained in Sections 10.1 and 10.2 hereof, the action, suit or proceeding shall, upon the written acknowledgment by the indemnifying party that it is obligated to indemnify under such indemnity agreement, be defended (including all proceedings on appeal or for review) by the indemnifying party; provided, however, that if the indemnifying party does
                        -----------------
not promptly undertake such defense, the indemnified party shall be entitled to assume the defense thereof. The indemnified party shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the indemnified party's own expense. In such cases, the indemnified party shall make available to the indemnifying party and its attorneys and accountants all books and records of the indemnified party relating to such proceedings or litigation and the parties hereto agree to render to each other such assistance as they may reasonably require of each other in order to ensure the proper and adequate defense of any such action, suit or proceeding.

          (b) Neither the indemnified party nor the indemnifying party shall make any settlement of any claims without the written consent of the other
party, which consent shall not be unreasonably withheld or delayed.   In
addition, if, within ten (10) days of receipt of notice of a proposed settlement amount, the indemnified party notifies the indemnifying party that the terms of such proposed settlement are unacceptable to the indemnified party then the indemnified party shall undertake the defense of the litigation and the liability of the indemnifying party shall be limited to the amount of the proposed settlement. Further, if for any reason the indemnified party determines that it is in its best interests to handle the defense of a claim for which it is entitled to indemnification from the indemnifying party, the indemnified party and indemnifying party shall endeavor in good faith to reach an agreement by which the indemnified party shall release the indemnifying party in consideration for the payment by the indemnifying party to the indemnified party of the estimated value of the claim.

          (c) Each party's sole and exclusive remedy against the other for any breach of a representation, warranty, covenant or other obligation made in or imposed by this Agreement with respect to such party shall be a claim for indemnification subject to the limitations set forth in this Article 10.

          (d) With respect to any matter for which indemnification has been provided hereunder the indemnified party hereby covenants and agrees to cooperate with the indemnifying party to assign any of its rights under any insurance policy in the indemnified party's name against a loss covered by such policy.

     10.4 Tax Benefits.   In determining the amount of any claims of a party
          -------------
("Claims"), such amount shall be reduced by the amount of any tax benefit effects (collectively, the "Tax Effects") accruing to such party related to the
                            -----------
Claims or to the payments made pursuant to such Claims. The Tax Effects shall be determined by taking into account all facts and circumstances existing at the Closing Date through the future date(s) to which such benefits run (to the extent of the present value thereof, discounted at the applicable short term applicable federal rate, as of the date of such indemnification). For purposes of determining the time or times at which Tax Effects shall be taken into account to reduce any indemnification claims hereunder, the parties agree that Tax Effects shall reduce the amount of any indemnification claims under this
Article 10 only if, as and when actually realized by a party. In the event a party has paid for an indemnification claim which is later subject to reduction due to a Tax

Effect, the party which has received such payment shall promptly pay such amount to the paying party at the time actually realized by the receiving party.


                                  ARTICLE 11
                                  ----------

                            TERMINATION OF AGREEMENT
                            ------------------------

          11.1 Termination.  This Agreement may be terminated prior to the
               -----------
Closing by either party without liability therefor (except as expressly provided in Section 12.7) as follows:

               (a) At the election of Seller or Buyer, if for any reason the Closing has not occurred on or before February 23, 1998 (time being of the essence in respect of the transactions contemplated by this Agreement);

               (b) At the election of Seller or Buyer, if any legal proceeding is threatened or commenced by any governmental or regulatory body or person (other than Seller or Buyer or any affiliate of Seller or Buyer) to restrain, modify or prevent the carrying out of the transactions contemplated under this Agreement and either Seller or Buyer, as the case may be, reasonably and in good faith deems it impractical or inadvisable to proceed in view of such legal proceeding or threat thereof;

               (c) At any time on or prior to the Closing Date, by written agreement of Seller or Buyer;

               (d) By Seller, if there has been: (i) a material misrepresentation on the part of Buyer of Buyer's representations and warranties contained in this Agreement; or (ii) a material breach by Buyer of any covenant or agreement of Buyer contained in this Agreement; or

               (e) By Buyer, if there has been: (i) a material misrepresentation on the part of Seller of the representations and warranties of Seller contained in this Agreement; or (ii) a material breach by Seller of any covenant or agreement of Seller contained in this Agreement.

          11.2 Survival.   In the event this Agreement is terminated pursuant to
               --------
Section 11.1 and the transactions contemplated hereby are not consummated as described above, this Agreement shall be of no further force and effect, except for the provisions of this Section 11.2 and Sections 5.3(b),12.3 and 12.7, which shall survive in accordance with their own respective terms.


                                  ARTICLE 12
                                  ----------

                                 MISCELLANEOUS
                                 -------------

          12.1 Notices.  Any notice or other communication required or permitted
               -------
hereunder shall be in writing and shall be delivered personally or sent by facsimile transmission and shall be deemed given when so delivered personally or sent by facsimile transmission as follows:

               (i)  If to Seller to:

                    MGI International Limited
                    Suite 2310-2311 Hung To Road
                    Kwun Tong, Kowloon
                    Hong Kong
                    Attention: President
                    Telecopier: 011-852-2790-8103

                    with a copy to:

                    Sheppard, Mullin, Richter & Hampton LLP
                    333 South Hope Street, 48th Floor
                    Los Angeles, California  90071
                    Attention:  Lawrence M. Braun, Esquire
                    Telecopier:  (213) 620-1398

               (ii) If to Buyer to:

                    Marble Limited
                    c/o Tarrant Apparel Group
                    3151 East Washington Boulevard
                    Los Angeles, California 90023
                    Attention: Chief Financial Officer
                    Telecopier: (213) 881-0368

                    with a copy to:

                    Manatt, Phelps & Phillips LLP
                    11355 W. Olympic Boulevard
                    Los Angeles, California  90064-1614
                    Attention: Peter M. Menard, Esquire
                    Telecopier: (310) 312-4224

          Any party may by notice given in accordance with this Section 12.1 to the other parties designate another address or person for receipt of notices hereunder.

          12.2 Entire Agreement.  This Agreement (including the Schedules
               ----------------
hereto), the Ancillary Agreements and the Confidentiality Agreement contain the entire agreement of the parties with respect to the purchase of the Assets and related transactions, and supersede all prior agreements written or oral with respect thereto.

          12.3 No Publicity; Employee Letters.  Notwithstanding anything to the
               ------------------------------
contrary in the Confidentiality Agreement, the parties agree not to disclose the terms of this Agreement without the other party's prior written consent, which may be withheld in the sole and absolute discretion of such party, except for such disclosure as counsel for Buyer shall deem to be required by SEC rules and/or applicable securities laws; provided that any such disclosure to be made
                                   --------
by Buyer shall be subject to prior review and reasonable approval of Seller (including without limitation prior review of SEC filings and press releases regarding the transactions contemplated hereby). Buyer and Seller agree that such disclosure requirements will include a public filing of the Agreement and related description of the transactions contemplated hereby in either a Form 8-K or Form 10-K and concurrent news release (subject to prior review and consent in accordance with this Section 12.3). The parties agree to jointly prepare a letter to be delivered to each of Seller's employees with regard to the transactions contemplated hereby. Notwithstanding anything herein to the contrary, with respect to any SEC filing or other required disclosure under applicable securities laws, Buyer shall seek "confidential treatment" from the SEC and other applicable securities authorities in respect of any disclosure of gross margins of Seller hereunder (such as in Sections 1.5 or 3.8 hereof or in the exhibits attached hereto) or otherwise and the second and third sentences of
Section 6.9 and shall immediately provide copies to Seller of any filings or other correspondence relating to such confidential treatment request.

          12.4 Bulk Sales.  The parties waive compliance with the procedures of
               ----------
the "Bulk Sales Act" or any similar law. Seller hereby agrees that the indemnity provisions of Section 10.1 (other than Section 10.1(b)) hereof shall apply to any Costs of Buyer arising out of or resulting from the failure to comply with such laws.

          12.5 Waivers and Amendments; Non-Contractual Remedies; Preservation of
               -----------------------------------------------------------------
Remedies.  This Agreement may be amended, superseded, canceled, renewed or
--------
extended, and the terms hereof may be waived, only by a written instrument signed by each of the parties or, in the case of a waiver, by the party waiving compliance. From time to time prior to the Closing Date, Seller shall promptly supplement or amend any representations and warranties of Seller herein or in the schedules hereto which would have been required to be set forth or described in such representations, warranties and schedules which is necessary to correct any information which has become inaccurate therein, provided, however, that any
                                                     -----------------
such supplement or amendment shall not affect Buyer's right to terminate the Agreement as a result thereof. The failure of either party to insist, in any one or more instances, upon performance of the terms or conditions of this Agreement shall not be construed as a waiver or relinquishment of any right granted hereunder or of the future performance of any such term or condition. No waiver on the part of any party of any right, power or privilege, nor any single or partial exercise of any such right, power or privilege, shall preclude any further exercise thereof or the exercise of any other such right, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity. The rights and remedies of any party based upon, arising out of or otherwise in respect of any inaccuracy in or breach of any representation, warranty, covenant or agreement contained in this Agreement shall in no way be limited by (i) the fact that the act, omission, occurrence or other state of facts upon which any claim of any such inaccuracy or breach is based may also be the subject matter of any other representation, warranty, covenant or agreement contained in this Agreement (or in any other agreement between the parties) as to which there is no inaccuracy or breach, or (ii) any investigation or knowledge of the inaccuracy or breach by either party.

          12.6 Governing Law; Submission to Jurisdiction.  This Agreement shall
               -----------------------------------------
be governed by and construed in accordance with the substantive and procedural laws of the State of California applicable to agreements made and to be performed entirely within such State. Each of the parties submits to the jurisdiction of any state or federal court sitting in Los Angeles, California, in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. Each party also agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Each of the parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other party with respect thereto. Any party may make service on any other party by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section 12.1 above. Each party agrees that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law or at equity.

          12.7 Expenses.  Each party shall bear its own out-of-pocket expenses
               --------
incurred in connection herewith or pursuant to the negotiation and preparation of the Agreement, including, without limitation, all legal, accounting, investment banking, travel and other similar fees and expenses. In the event
(i) the transactions contemplated hereby are not consummated on or prior to February 23, 1998 as the result of the intentional failure by a party to use commercially reasonable efforts to satisfy a condition to Closing which condition is within the control of such party, or (ii) Buyer causes the condition specified in Section 7.5 not to be satisfied as a result of the actions of Buyer, or its directors, officers or agents, with respect to clause
(i) above, such party shall reimburse the other party, and with respect to clause (ii) above, Buyer shall reimburse Seller, for its costs and expenses (including attorneys' fees and costs); provided that so long as an event does not occur with respect to clause (ii) above, Buyer shall not be required to pay Seller's costs if Buyer reasonably determines not to consummate the transactions contemplated hereby as a result of its due diligence investigation relating to the Orders, the relationships with JCP or Goody's, the Factories or the Medical Examination. The provisions of this Section 12.7 shall be a party's sole and exclusive remedy with respect to the termination of this Agreement prior to Closing.

          12.8  Binding Effect; Assignment.  This Agreement shall be binding
                --------------------------
upon and inure to the benefit of the parties and their respective successors and assigns and legal representatives. Neither this Agreement, nor any right hereunder, may be assigned by any party without the written consent of the other party hereto. Any non-permitted assignment or attempted assignment shall be void.

          12.9  No Third Party Beneficiaries.  Nothing in this Agreement is
                ----------------------------
intended or shall be construed to give any person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

          12.10 Counterparts; Facsimiles.  This Agreement may be executed by the
                ------------------------
parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto. Delivery of an executed counterpart of the signature page to this Agreement by facsimile shall be as effective as delivery of a manually executed counterpart of this Agreement; provided, that any party so delivering an executed counterpart by facsimile shall thereafter promptly deliver a manually executed counterpart of this Agreement to the other party, but failure to deliver such manually executed counterpart shall not affect the validity, enforceability and binding effect of this Agreement.

          12.11 Schedules.  The Schedules are a part of this Agreement as if
                ---------
fully set forth herein. All references herein to Articles, Sections, paragraphs and Schedules shall be deemed references to such parts of this Agreement unless otherwise specified.

          12.12 Headings.  The headings in this Agreement are for reference only
                --------
and shall not affect the interpretation of this Agreement.

          12.13 Severability.  Whenever possible, each provision of this
                ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          12.14 Time of Essence.  Time is of the essence for each and every
                ---------------
provision of this Agreement.

          12.15 Attorneys' Fees.  If any legal action or other proceeding is
                ---------------
brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

          12.16 Reference to U.S. Dollars.   All references in this Agreement
                --------------------------
to amounts of money expressed in dollars are references to United States dollars, unless express reference is made to currency of another country.

          IN WITNESS WHEREOF, Buyer and Seller have duly executed and delivered this Agreement as of the date first above written.


                    MGI INTERNATIONAL LIMITED,
                    a Turks and Caicos corporation


                    By   /s/ Marshall Gobuty
                         ---------------------------------------
                         Marshall Gobuty, President


                    MARBLE LIMITED,
                    a Hong Kong corporation


                    By     /s/ Mark B. Kristof
                           -------------------------------------

                    Title     Vice President
                             -----------------------------------


                                   GUARANTEE
                                   ---------

          This Guarantee dated as of February 16, 1998 is issued by Tarrant Apparel Group, a California corporation ("Guarantor") with reference to the Asset Purchase Agreement (as at any time amended, the "Agreement") of even date herewith between Marble Limited, a Hong Kong corporation and an indirect wholly-owned subsidiary of Guarantor ("Sub"), and MGI International Limited, a Turks and Caicos corporation (the "Company"). Guarantor hereby unconditionally guarantees the full and prompt payment and performance when due, whether by acceleration or otherwise, and at all times thereafter, of all obligations of Sub under the Agreement and each of the instruments, documents and agreements now or hereafter executed by Sub in connection with the Agreement, whether direct or indirect, absolute or contingent, or now or hereafter existing or due or to become due (all such obligations are herein referred to collectively as the "Obligations"). This Guarantee is issued for benefit of the Company and the shareholders of the Company (collectively, "Beneficiaries"). Guarantor further agrees to pay all expenses (including attorneys' fees and expenses) paid or incurred by Beneficiaries in endeavoring to collect the Obligations, or any part thereof, and in enforcing this Guarantee.

          This Guarantee is a continuing, absolute and unconditional Guarantee, and shall remain in full force and effect so long as the Obligations remain outstanding.

          Guarantor further agrees that, if at any time all or any part of any payment theretofore applied by Beneficiaries to any of the Obligations is or must be rescinded or returned by Beneficiaries for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Company), the Obligations shall, for the purposes of this Guarantee, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by Beneficiaries, and this Guarantee shall continue to be effective or be reinstated, as the case may be, as to the Obligations, all as though such application had not been made by Beneficiaries.

          Beneficiaries may, from time to time, whether before or after any discontinuance of this Guarantee, in their sole discretion and without notice to Guarantor, take any or all of the following actions: (a) obtain a security interest in any property to secure any of the Obligations or any obligation hereunder; (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to Guarantor, with respect to any of the Obligations; (c) extend or renew for one or more periods (whether or not longer than the original period), alter or exchange any of the Obligations; (d) release, waive or compromise any obligation of Guarantor hereunder or any obligation of any nature of any other obligor primarily or secondarily obligated with respect to any of the Obligations; and (e) resort to Guarantor for payment of any of the Obligations, whether or not Beneficiaries shall have resorted to any property securing any of the Obligations or any obligation hereunder or shall have proceeded against any other obligor primarily or secondarily obligated with respect to any of the Obligations.

          Any amounts received by Beneficiaries from whatever source on account of the Obligations may be applied by Beneficiaries toward the payment of such of the Obligations, and in such order of application, as Beneficiaries may from time to time elect; and, notwithstanding any payments made by or for the account of Guarantor pursuant to this Guarantee, Guarantor shall have no right of subrogation, reimbursement, exoneration, indemnity, contribution or any other rights that would result in Guarantor being deemed a creditor, under the federal Bankruptcy Code or any other law or for any other purpose, of the Company or any other person directly or contingently liable for the obligations guaranteed hereunder and Guarantor hereby irrevocably waives all such rights, the right to assert any such rights and any right to enforce any remedy which Beneficiaries now or may hereafter have against the Company and hereby irrevocably waives any benefit of and any right to participate in, any security now or hereafter held by Beneficiaries, whether any of the foregoing rights arise in equity, at law or by contract. Guarantor further agrees that nothing contained herein or otherwise shall prevent Beneficiaries from pursuing concurrently or successively all rights and remedies available to it at law and/or in equity or under any of the documents evidencing the Obligations and the exercise of any of its rights or remedies shall not constitute a discharge of any of Guarantors' obligations hereunder, it being the purpose and intent of Guarantor that their obligations hereunder shall be absolute, independent and unconditional under any and all circumstances whatsoever.

          Guarantor hereby expressly waives: (a) notice of the acceptance by Beneficiaries of this Guarantee; (b) notice of the existence or creation or non-payment of all or any of the Obligations; (c) presentment, demand, notice of dishonor, protest, notice of protest and all other notices whatsoever; (d) any defense, right of set-off or other claim which Guarantor may have against the Company or which Guarantor or the Company may have against Beneficiaries; (e) all diligence in collection or protection of or realization upon the Obligations or any thereof, any obligation hereunder, or any security for or Guarantee of any of the foregoing; (f) any requirement of Beneficiaries to marshal; and (g) any failure by Beneficiaries to inform Guarantor of any facts Beneficiaries may now or hereafter know about the Company and the Obligations, it being understood and agreed that Beneficiaries have no duty so to inform and that Guarantor is fully responsible for being and remaining informed by the Company of all circumstances bearing on the existence or creation, or the risk of nonpayment or nonperformance of the Obligations.

          No delay in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Beneficiaries of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Guarantee be binding upon Beneficiaries, except as expressly set forth in a writing duly signed and delivered by all Beneficiaries. No action of Beneficiaries permitted hereunder shall in any way affect or impair the rights of Beneficiaries and the obligations of Guarantor under this Guarantee.

          This Guarantee shall not be discharged, impaired or affected by (a) the power or authority or lack thereof of Sub to incur the Obligations; (b) the validity or invalidity of the documents evidencing the Obligations or securing the same; (c) any claims or defenses whatsoever that Sub or anyone else may or might have to the payment or performance of the Obligations; (d) the existence or non-existence of Sub as a legal entity; or (e) any right of offset, counterclaim or defense (other than payment in full and performance in full of all of the Obligations in accordance with the terms of the documents evidencing and securing the Obligations) that Guarantor or Sub may or might have to their undertakings under the Agreement, the related instruments, documents or agreements referred to above, or the Obligations, each and every such defense being hereby waived by Guarantor to the extent permitted by law.

          This Guarantee shall be binding upon Guarantor and its successors and assigns and shall inure to benefit of Beneficiaries and their respective successors and assigns. No provision of this Guarantee may be waived by the Company without the consent in writing of the other Beneficiaries.

          All notices required or permitted to be given hereunder shall be in writing and shall be either personally delivered or sent by United States certified or registered mail, return receipt requested.

          This Guarantee has been delivered for acceptance by Beneficiaries in Los Angeles, California and shall be governed by and construed in accordance with the internal laws (as opposed to the conflicts of law provisions) of the State of California. Guarantor hereby (i) irrevocably submits to the jurisdiction of any state or federal court located in Los Angeles County, California, over any action or proceeding to enforce or defend any matter arising from or related to this Guarantee; (ii) irrevocably waives, to the fullest extent Guarantor may effectively do so, the defense of an inconvenient forum to the maintenance of any such action or proceeding; (iii) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdictions by suit on the judgment or in any other manner provided by law; and (iv) agrees not to institute any legal action or proceeding against Beneficiaries or any of Beneficiaries' directors, officers, employees, agents or property, concerning any matter arising out of or relating to this Guarantee in any court other than one located in Los Angeles County, California. Nothing in this paragraph shall affect or impair Beneficiaries' right to serve legal process in any manner permitted by law or Beneficiaries' right to bring any action or proceeding against Guarantor or its property in the courts of any other jurisdiction. Wherever possible each provision of this Guarantee shall be interpreted as to be effective and valid under applicable law, but if any provision of this Guarantee shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guarantee.

Tarrant Apparel Group

By: ___________________________

Title: _______________________